                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


    Date of Report (Date of earliest event reported)            October 15, 2001
                                                                ----------------

                      FIRST USA BANK, NATIONAL ASSOCIATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          (As Servicer on behalf of WACHOVIA CREDIT CARD MASTER TRUST)

    Laws of the United States               033-99442-01                      51-0269396
    -------------------------               ------------                      ----------
 (State or other jurisdiction of      (Commission File Number)       (IRS Employer Identification
  incorporation or organization)                                                Number)


201 North Walnut Street, Wilmington, Delaware                            19801
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)


                  302/594-4000
-------------------------------------------------------------------
Registrant's telephone number, including area code


                      N/A
-----------------------------------------------------------------------------
(Former name, former address and former fiscal year, if changed since last report)

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Item 7.  Financial Statements, Pro Forma financial Statements and Exhibits
                  See separate index to exhibits.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            FIRST USA BANK, NATIONAL ASSOCIATION
                                            As Servicer on behalf of WACHOVIA
                                            CREDIT CARD MASTER TRUST


                                            By:  /s/ Tracie H. Klein
                                                 -------------------------------
                                                 Name:   Tracie H. Klein
                                                 Title:  First Vice President





Date:  October 15, 2001
       ----------------


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                                INDEX TO EXHIBITS

Exhibit Number       Exhibit
--------------       -------

      28.1           Excess Spread Analysis
      28.2           Series 1999-1 Monthly Servicing Certificate - September 30,
                     2001
      28.3           Monthy Series 1999-1 Certificateholder's Statement -
                     September 30, 2001
      28.4           Series 1999-2 Monthly Servicing Certificate - September 30,
                     2001
      28.5 Monthly Series 1999-2 Certificateholder's Statement - September 30, 2001
      28.6           Series 2000-1 Monthly Servicing Certificate - September 30,
                     2001
      28.7 Monthly Series 2000-1 Certificateholders' Statement - September 30, 2001